Exhibit 99.1
News Release

INVESTORS/ANALYSTS:	MEDIA:
Patrick Cronin	Teri Llach
(925) 226-9973	(925) 226-9028
investor.relations@bhnetwork.com	teri.llach@bhnetwork.com

Blackhawk Announces Third Quarter 2015 Financial Results
Adjusted Operating Revenues Rise 54% Versus Third Quarter 2014
Adjusted Net Income Increases 59%

Pleasanton, California, October 14, 2015— Blackhawk Network Holdings, Inc. (NASDAQ: HAWK) today announced financial results for the third quarter ended September 12, 2015.

$ in millions except per share amounts	Q3'15	Q3'14	% Change

Adjusted Operating Revenues	$193.4	$125.4	54%
Adjusted EBITDA	$28.6	$14.7	95%
Adjusted Net Income	$19.8	$12.4	59%
Adjusted EPS (Diluted)	$0.35	$0.23	52%
Operating Revenues (GAAP)	$352.7	$269.0	31%
Net Income (Loss) (GAAP)	$(3.6)	$0.6	N/M
Earnings (Loss) Per Share (GAAP Diluted)	$(0.07)	$0.01	N/M

"We delivered strong financial results again this quarter," commented CEO Bill Tauscher. "With the addition of Achievers in this quarter, adjusted operating revenue growth accelerated to 54%. Our U.S. retail segment grew adjusted operating revenues 21% over last year's third quarter due to strong growth in both Cardpool exchange and open loop gift cards. The International retail segment recorded adjusted operating revenues growth of 27% during the third quarter, driven by increased marketing revenue in our Asia Pacific region, partially offset by foreign exchange headwinds. Excluding marketing revenues and adjusting to a constant currency measure, international adjusted operating revenues increased 32%. In our incentives and rewards segment, adjusted operating revenues grew 392%, primarily due to the acquisition of Parago in late 2014 and the acquisition of Achievers during the third quarter of 2015."

CFO Jerry Ulrich added, "Adjusted EBITDA grew 95%, higher than adjusted operating revenue growth due to leverage in sales and marketing, and general and administrative expenses. Excluding the reduction in cash taxes payable related to our 2014 spin-off from Safeway and the realization of acquisition-related net operating losses, adjusted net income grew 107% and adjusted diluted EPS grew 89% during the third quarter. Further, excluding 2014 and 2015 acquisitions, adjusted operating revenues grew 22% and adjusted EBITDA grew 49%."

Conference Call/Webcast

On Wednesday, October 14, 2015 at 6:00 a.m. PDT / 9:00 a.m. EDT, the Company will host a conference call and live webcast presentation to discuss third quarter financial results and share financial guidance for fourth quarter 2015. A copy of the webcast presentation slides will be posted to the presentations tab of the Company's investor relations website at approximately 2 p.m. PDT on October 13, 2015. Hosting the call will be Bill Tauscher, Chief Executive Officer; Talbott Roche, President; and Jerry Ulrich, Chief Financial & Administrative Officer. Participants may access the live webcast by visiting the Company’s investor relations website at ir.blackhawknetwork.com. An audio replay of the webcast will be available on the Company's investor relations website until Friday, October 30, 2015.

GAAP financial results for the third quarter of 2015 compared to the third quarter of 2014

•
Operating revenues totaled $352.7 million, an increase of 31% from $269.0 million for the quarter ended September 6, 2014. This increase was due to a 15% increase in commissions and fees driven primarily by higher closed loop gift card sales and the acquisition of Parago; a 77% increase in program, interchange, marketing and other fees due to strong open loop gift card sales and increased marketing revenues in our international retail segment, growth in the incentives and rewards segment, reflecting the acquisition of Parago; and an 87% increase in product sales primarily due to growth at Cardpool and the acquisition of Achievers in the third quarter of 2015.

•
Net loss totaled $3.6 million compared to net income of $0.6 million for the quarter ended September 6, 2014. The decrease was driven primarily by higher non-cash acquisition-related expenses, higher non-cash stock compensation expense, and increased interest expense, partially offset by the related tax benefit.

•
Net loss per diluted share was $0.07 compared to earnings per diluted share of $0.01 for the quarter ended September 6, 2014. Diluted shares outstanding increased 0.3% to 54.5 million due to the dilutive effect of stock options and restricted stock awards in the 2015 period as compared to the 2014 period.

Non-GAAP financial results for the third quarter of 2015 compared to the third quarter of 2014 (see Table 2 for Reconciliation of Non-GAAP Measures)

•
Adjusted operating revenues totaled $193.4 million, an increase of 54% from $125.4 million for the quarter ended September 6, 2014. Excluding 2014 and 2015 acquisitions, adjusted operating revenues grew 22%.

•	Adjusted EBITDA totaled $28.6 million, an increase of 95% from $14.7 million for the quarter ended September 6, 2014. Excluding 2014 and 2015 acquisitions, adjusted EBITDA increased 49%.

•
Adjusted net income totaled $19.8 million, an increase of 59% from $12.4 million for the quarter ended September 6, 2014. Excluding the impact of the reduction in cash taxes payable, adjusted net income was $9.7 million, an increase of 107% from $4.7 million for the quarter ended September 6, 2014.

•
Adjusted diluted EPS was $0.35, an increase of 52% from $0.23 for the quarter ended September 6, 2014. Excluding the impact of the reduction in cash taxes payable, adjusted diluted EPS increased 89% to $0.17.

About Blackhawk Network

Blackhawk Network Holdings, Inc. is a leading prepaid and payments global company that supports the program management and distribution of gift cards, prepaid telecom products and financial service products in a number of different retail, digital and incentive channels. Blackhawk’s digital platform supports prepaid across a network of digital distribution partners including retailers, financial service providers, and mobile wallets. For more information, please visit www.blackhawknetwork.com and www.giftcardmall.com.

Use of Non-GAAP Financial Measures

Blackhawk regards the non-GAAP financial measures provided in this press release as useful measures of the operational and financial performance of its business. Adjusted operating revenues, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income and Adjusted diluted earnings per share are useful to evaluating Blackhawk's operating performance for the following reasons: adjusting our operating revenues for distribution commissions paid and other compensation to our retail distribution partners and business clients is useful to understanding our operating margin; EBITDA and Adjusted EBITDA are widely used by investors and securities analysts to measure a company’s operating performance without regard to items that can vary substantially from company to company and from period to period depending upon their financing, accounting and tax methods, the book value of their assets, their capital structures and the method by which their assets were acquired; Adjusted EBITDA margin provides a measure of operating efficiency based on Adjusted operating revenues and without regard to items that can vary substantially from company to company and from period to period depending upon their financing, accounting and tax methods, the book value of their assets, their capital structures and the method by which their assets were acquired; non-cash equity grants made to employees and distribution partners at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and the related expenses are not key measures of our core operating performance; intangible asset amortization expenses can vary substantially from company to company and from period to period depending upon the applicable financing and accounting methods, the fair value and average expected life of the acquired intangible assets, the capital structure and the method by which the intangible assets were acquired and, as such, we do not believe that these adjustments are reflective of our core operating performance; non-cash fair value adjustments to contingent business acquisition liability do not directly reflect how our business is performing at any particular time and the related expense adjustment amounts are not key measures of our core operating performance; and cash tax savings resulting from the step up in tax basis of our assets resulting from the Section 336(e) election due to our Spin-Off and the Safeway Merger and cash tax savings from amortization of goodwill and other intangibles or utilization of net operating loss carryforwards from business acquisitions represent significant cash savings that are useful for understanding our overall operating results. Reconciliations of non-GAAP financial measures to Blackhawk’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. The use of non-GAAP financial measures has certain limitations as they do not reflect all items of income, expense, or cash flows that affect Blackhawk’s financial performance under GAAP. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. In addition, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Blackhawk encourages investors and others to review Blackhawk’s financial information in its entirety and not rely on any single financial measure.

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” “on track” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified in the “Risk Factors” section in our filings with the Securities and Exchange Commission. Furthermore, such forward-looking statements speak only as of the date of this press release. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (In thousands, except per share amounts) (Unaudited)

	12 weeks ended		36 weeks ended
	September 12, 2015	September 6, 2014	September 12, 2015	September 6, 2014
OPERATING REVENUES:
Commissions and fees	$231,492	$201,888	$709,339	$596,324
Program, interchange, marketing and other fees	77,727	43,895	231,054	119,981
Product sales	43,446	23,244	104,251	69,781
Total operating revenues	352,665	269,027	1,044,644	786,086
OPERATING EXPENSES:
Partner distribution expense	161,852	142,542	494,193	415,277
Processing and services	68,246	46,715	198,272	133,654
Sales and marketing	49,954	36,668	156,653	111,120
Costs of products sold	40,577	21,946	97,593	66,745
General and administrative	22,136	16,163	62,186	41,700
Transition and acquisition	5,275	326	6,091	360
Amortization of acquisition intangibles	6,875	3,004	18,352	10,839
Change in fair value of contingent consideration	—	—	(7,567)	—
Total operating expenses	354,915	267,364	1,025,773	779,695
OPERATING INCOME (LOSS)	(2,250)	1,663	18,871	6,391
OTHER INCOME (EXPENSE):
Interest income and other income (expense), net	(1,421)	182	(1,938)	126
Interest expense	(3,231)	(1,080)	(8,566)	(2,081)
INCOME (LOSS) BEFORE INCOME TAX EXPENSE	(6,902)	765	8,367	4,436
INCOME TAX EXPENSE (BENEFIT)	(3,290)	352	4,435	1,844
NET INCOME (LOSS) BEFORE ALLOCATION TO NON-CONTROLLING INTERESTS	(3,612)	413	3,932	2,592
Loss (income) attributable to non-controlling interests, net of tax	(3)	142	63	238
NET INCOME (LOSS) ATTRIBUTABLE TO BLACKHAWK NETWORK HOLDINGS, INC.	$(3,615)	$555	$3,995	$2,830
EARNINGS (LOSS) PER SHARE:
Basic	$(0.07)	$0.01	$0.07	$0.05
Diluted	$(0.07)	$0.01	$0.07	$0.05
Weighted average shares outstanding—basic	54,467	52,609	53,941	52,450
Weighted average shares outstanding—diluted	54,467	54,304	55,994	54,035

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	September 12, 2015	January 3, 2015	September 6, 2014
ASSETS
Current assets:
Cash and cash equivalents	$214,722	$911,615	$219,851
Restricted cash	43,043	5,000	5,000
Settlement receivables, net	240,273	526,587	272,912
Accounts receivable, net	188,912	181,431	125,976
Deferred income taxes	33,722	38,456	20,145
Other current assets	107,950	95,658	71,802
Total current assets	828,622	1,758,747	715,686
Property, equipment and technology, net	154,085	130,008	94,971
Intangible assets, net	230,213	170,957	84,973
Goodwill	382,803	331,265	162,373
Deferred income taxes	328,417	1,678	727
Other assets	78,294	93,086	86,590
TOTAL ASSETS	$2,002,434	$2,485,741	$1,145,320
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Settlement payables	$469,590	$1,383,481	$472,629
Consumer and customer deposits	102,633	133,772	65,607
Accounts payable and accrued operating expenses	112,753	117,118	89,633
Deferred revenue	91,474	48,114	23,934
Note payable, current portion	37,378	11,211	8,708
Notes payable to Safeway	13,129	27,678	8,473
Bank line of credit	100,000	—	—
Other current liabilities	43,320	54,238	23,551
Total current liabilities	970,277	1,775,612	692,535
Deferred income taxes	15,590	45,375	23,312
Note payable	325,151	362,543	165,446
Other liabilities	4,867	14,432	20,325
Total liabilities	1,315,885	2,197,962	901,618
Stockholders’ equity:
Preferred stock	—	—	—
Common stock	55	54	54
Additional paid-in capital	547,230	137,916	124,759
Accumulated other comprehensive loss	(31,535)	(19,470)	(7,556)
Retained earnings	166,370	162,439	119,730
Total Blackhawk Network Holdings, Inc. equity	682,120	280,939	236,987
Non-controlling interests	4,429	6,840	6,715
Total stockholders’ equity	686,549	287,779	243,702
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,002,434	$2,485,741	$1,145,320

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited)

	36 weeks ended		53 weeks ended	52 weeks ended
	September 12, 2015	September 6, 2014	September 12, 2015	September 6, 2014
OPERATING ACTIVITIES:
Net income before allocation to non-controlling interests	$3,932	$2,592	$46,765	$51,765
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization of property, equipment and technology	27,765	17,951	38,362	24,934
Amortization of intangibles	21,634	14,202	31,803	18,735
Amortization of program development costs	20,032	17,779	26,704	25,559
Employee stock-based compensation expense	19,856	9,769	25,452	13,014
Distribution partner mark-to-market expense	—	(88)	1,400	1,549
Change in fair value of contingent consideration	(7,567)	—	(11,289)	(13,485)
Reversal of reserve for patent litigation	—	(3,852)	—	(3,852)
Excess tax benefit from stock-based awards	(5,018)	(1,364)	(6,384)	(3,187)
Deferred income taxes	13,371	—	1,546	(1,053)
Other	5,496	3,852	6,692	5,325
Changes in operating assets and liabilities:
Settlement receivables	274,941	535,183	16,171	(93,359)
Settlement payables	(906,181)	(1,006,128)	13,942	110,826
Accounts receivable, current and long-term	(3,573)	8,721	(46,292)	(27,738)
Other current assets	(20,562)	1,450	(24,292)	1,247
Other assets	(9,996)	(21,466)	(16,909)	(38,732)
Consumer and customer deposits	(31,140)	6,542	(2,586)	7,550
Accounts payable and accrued operating expenses	(9,695)	(13,345)	4,592	18,657
Deferred revenue	(8,105)	(6,606)	16,075	8,671
Other current and long-term liabilities	4,385	(6,127)	11,914	6,547
Income taxes, net	(15,492)	(22,474)	(9,870)	(10,543)
Net cash provided by (used in) operating activities	(625,917)	(463,409)	123,796	102,430
INVESTING ACTIVITIES:
Change in overnight cash advances to Safeway	—	—	—	9,000
Expenditures for property, equipment and technology	(37,310)	(25,960)	(51,059)	(34,621)
Business acquisitions, net of cash acquired	(78,394)	(14,159)	(301,840)	(163,529)
Sale of trading securities	—	—	—	29,749
Change in restricted cash	(38,043)	(5,000)	(38,043)	(5,000)
Other	(561)	—	(1,060)	(400)
Net cash used in investing activities	(154,308)	(45,119)	(392,002)	(164,801)

BLACKHAWK NETWORK HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued) (In thousands) (Unaudited)

	36 weeks ended		53 weeks ended	52 weeks ended
	September 12, 2015	September 6, 2014	September 12, 2015	September 6, 2014
FINANCING ACTIVITIES:
Dividends paid	(65)	(75)	(73)	(85)
Payments for acquisition liability	(1,811)	—	(1,811)	(3,334)
Proceeds from issuance of note payable	—	175,000	200,000	175,000
Payments of financing costs	(724)	(2,451)	(2,056)	(2,451)
Repayment of note payable	(11,250)	—	(11,250)	—
Borrowings under revolving bank line of credit	1,536,083	—	1,751,083	—
Repayments on revolving bank line of credit	(1,436,083)	—	(1,651,083)	—
Proceeds from notes payable to Safeway	—	8,473	19,205	8,473
Repayment on notes payable to Safeway	(6,320)	—	(6,320)	—
Repayment of debt assumed in business acquisitions	—	(7,474)	(34,510)	(7,474)
Proceeds from issuance of common stock from exercise of employee stock options and employee stock purchase plans	8,055	5,895	11,240	9,084
Other stock-based compensation related	(610)	(659)	(814)	(621)
Excess tax benefit from stock-based awards	5,018	1,364	6,384	3,187
Other	(1,494)	(44)	(1,494)	67
Net cash provided by financing activities	90,799	180,029	278,501	181,846
Effect of exchange rate changes on cash and cash equivalents	(7,467)	(2,030)	(15,424)	(3,077)
Increase (decrease) in cash and cash equivalents	(696,893)	(330,529)	(5,129)	116,398
Cash and cash equivalents—beginning of period	911,615	550,380	219,851	103,453
Cash and cash equivalents—end of period	$214,722	$219,851	$214,722	$219,851

NONCASH FINANCING AND INVESTING ACTIVITIES
Net deferred tax assets recognized for tax basis step-up with offset to Additional paid-in capital	$366,306	$—	$366,306	$—
Note payable to Safeway contributed to Additional paid-in capital	$8,229	$—	$8,229	$—
Financing of business acquisition with contingent consideration	$—	$13,100	$—	$13,100
Intangible assets recognized for warrants issued	$3,147	$—	$3,147	$—

BLACKHAWK NETWORK HOLDINGS, INC.
SUPPLEMENTAL INFORMATION
(In thousands except percentages and per share amounts)
(Unaudited)
TABLE 1: OTHER OPERATIONAL DATA

	12 weeks ended		36 weeks ended
	September 12, 2015	September 6, 2014	September 12, 2015	September 6, 2014
Transaction dollar volume	$3,167,719	$2,514,561	$9,660,243	$7,321,923
Prepaid and processing revenues	$292,908	$234,135	$881,281	$683,501
Prepaid and processing revenues as a % of transaction dollar volume	9.2%	9.3%	9.1%	9.3%
Partner distribution expense as a % of prepaid and processing revenues	55.3%	60.9%	56.1%	60.8%

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES

	12 weeks ended		36 weeks ended
	September 12, 2015	September 6, 2014	September 12, 2015	September 6, 2014
Prepaid and processing revenues:
Commissions and fees	$231,492	$201,888	$709,339	$596,324
Program, interchange, marketing and other fees	77,727	43,895	231,054	119,981
Marketing revenues	(16,311)	(11,648)	(59,112)	(32,804)
Total prepaid and processing revenues	$292,908	$234,135	$881,281	$683,501
Adjusted operating revenues:
Total operating revenues	$352,665	$269,027	$1,044,644	$786,086
Issuing bank contract amendments	—	(1,093)	—	—
Revenue adjustment from purchase accounting	2,606	—	2,606	—
Partner distribution expense	(161,852)	(142,542)	(494,193)	(415,277)
Adjusted operating revenues	$193,419	$125,392	$553,057	$370,809
Adjusted EBITDA:
Net income (loss) before allocation to non-controlling interests	$(3,612)	$413	$3,932	$2,592
Interest and other (income) expense, net	1,421	(182)	1,938	(126)
Interest expense	3,231	1,080	8,566	2,081
Income tax expense (benefit)	(3,290)	352	4,435	1,844
Depreciation and amortization	17,927	10,465	49,399	32,153
EBITDA	15,677	12,128	68,270	38,544
Adjustments to EBITDA:
Employee stock-based compensation	7,117	3,679	19,856	9,769
Distribution partner mark-to-market expense	—	—	—	(88)
Acquisition-related employee compensation expense	3,218	—	3,218	—
Issuing bank contract amendments	—	(1,093)	—	—
Revenue adjustment from purchase accounting	2,606	—	2,606	—
Change in fair value of contingent consideration	—	—	(7,567)	—
Adjusted EBITDA	$28,618	$14,714	$86,383	$48,225
Adjusted EBITDA margin:
Total operating revenues	$352,665	$269,027	$1,044,644	$786,086
Operating income (loss)	$(2,250)	$1,663	$18,871	$6,391
Operating margin	(0.6)%	0.6%	1.8%	0.8%
Adjusted operating revenues	$193,419	$125,392	$553,057	$370,809
Adjusted EBITDA	$28,618	$14,714	$86,383	$48,225
Adjusted EBITDA margin	14.8%	11.7%	15.6%	13.0%

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES (continued)

	12 weeks ended		36 weeks ended
	September 12, 2015	September 6, 2014	September 12, 2015	September 6, 2014
Adjusted net income:
Income (loss) before income tax expense	$(6,902)	$765	$8,367	$4,436
Employee stock-based compensation	7,117	3,679	19,856	9,769
Distribution partner mark-to-market expense	—	—	—	(88)
Acquisition-related employee compensation expense	3,218	—	3,218	—
Issuing bank contract amendments	—	(1,093)	—	—
Revenue adjustment from purchase accounting	2,606	—	2,606	—
Change in fair value of contingent consideration	—	—	(7,567)	—
Amortization of intangibles	8,106	4,085	21,634	14,202
Adjusted income before income tax expense	14,145	7,436	48,114	28,319
Income tax expense (benefit)	(3,290)	352	4,435	1,844
Tax expense on adjustments	7,743	2,538	12,625	9,020
Adjusted income tax expense before cash tax benefits	4,453	2,890	17,060	10,864
Reduction in cash taxes payable resulting from amortization of spin-off tax basis step-up	(6,903)	(7,504)	(20,139)	(12,506)
Reduction in cash taxes payable from amortization of acquisition intangibles and utilization of acquired NOLs	(3,188)	(241)	(8,568)	(2,231)
Adjusted income tax benefit	(5,638)	(4,855)	(11,647)	(3,873)
Adjusted net income before allocation to non-controlling interests	19,783	12,291	59,761	32,192
Net loss (income) attributable to non-controlling interests, net of tax	(3)	142	63	238
Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$19,780	$12,433	$59,824	$32,430
Adjusted diluted earnings per share:
Net income (loss) attributable to Blackhawk Network Holdings, Inc.	$(3,615)	$555	$3,995	$2,830
Distributed and undistributed earnings allocated to participating securities	—	(1)	(46)	(47)
Net income (loss) attributable to common shareholders	$(3,615)	$554	$3,949	$2,783
Diluted weighted-average shares outstanding	54,467	54,304	55,994	54,035
Diluted earnings (loss) per share	$(0.07)	$0.01	$0.07	$0.05
Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$19,780	$12,433	$59,824	$32,430
Adjusted distributed and undistributed earnings allocated to participating securities	(40)	(31)	(182)	(47)
Adjusted net income available for common shareholders	$19,740	$12,402	$59,642	$32,383
Diluted weighted-average shares outstanding	54,467	54,304	55,994	54,035
Increase in common share equivalents	2,006	$—	$—	$—
Adjusted diluted weighted-average shares outstanding	56,473	54,304	55,994	54,035
Adjusted diluted earnings per share	$0.35	$0.23	$1.07	$0.60

TABLE 3: RECONCILIATION OF GAAP CASH FLOW TO FREE CASH FLOW

	36 weeks ended		53 weeks ended	52 weeks ended
	September 12, 2015	September 6, 2014	September 12, 2015	September 6, 2014
Net cash flow provided by (used in) operating activities	$(625,917)	$(463,409)	$123,796	$102,430
Changes in settlement payables and consumer and customer deposits, net of settlement receivables	662,380	464,403	(27,527)	(25,017)
Adjusted net cash provided by operating activities	36,463	994	96,269	77,413
Expenditures for property, equipment and technology	(37,310)	(25,960)	(51,059)	(34,621)
Free cash flow	$(847)	$(24,966)	$45,210	$42,792